SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Date of Report (earliest event reported)    November 22, 1999
                                            -----------------


                         ACCELR8 TECHNOLOGY CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


           Colorado                   0-11485                  84-1072256
           --------                   -------                  ----------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


            303 East Seventeenth Avenue, #108, Denver, Colorado 80203
           ----------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code (303) 863-8088
                                                   --------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item. 7. Financial Statements and Exhibits


         (b)  Exhibits
              --------

         Exhibit 99.1 Letter of Deloitte & Touche LLP dated November 22, 1999.*

         Exhibit 99.2 Letter of Deloitte & Touche LLP dated November 22, 1999.*

         Exhibit 99.3 Letter of Deloitte & Touche LLP dated December 8, 1999.

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*  Previously filed






Accelr8 Technology Corporation         2      Form 8-K/A (Change of Accountants)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ACCELR8 TECHNOLOGY CORPORATION
                                                (Registrant)


Date:  November 29, 1999               /s/  Thomas V. Geimer
       -----------------               -----------------------------------------
                                                    (Signature)

                                       Thomas V. Geimer, Chairman and Chief
                                       Executive Officer
                                       -----------------------------------------
                                               (Printed name and Title)


Accelr8 Technology Corporation        3       Form 8-K/A (Change of Accountants)

                                INDEX TO EXHIBITS

  Exhibit            Description
  -------            -----------

  99.1               Letter of Deloitte & Touche LLP dated November 22, 1999.*

  99.2               Letter of Deloitte & Touche LLP dated November 22, 1999.*

  99.3               Letter of Deloitte & Touche LLP dated December 8, 1999.


-----------

*  Previously filed